UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NKGen Biotech, Inc.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NKGen Biotech, Inc.
3001 Daimler St.
Santa Ana, California 92705
(949) 396-6830

To the Stockholders of NKGen Biotech, Inc.

You are cordially invited to attend a Special Meeting of Stockholders of NKGen Biotech, Inc. on [    ] (the “Special Meeting”). The Special Meeting will begin at 10 A.M. Eastern Time at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States.

Information regarding each of the matters to be voted on at the Special Meeting is contained in the attached Proxy Statement and Notice of Special Meeting of Stockholders. We urge you to read the proxy statement carefully. The proxy statement and proxy card are being mailed to all stockholders of record as of January 24, 2025.

Because it is important that your shares be voted at the Special Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend. Even after returning your proxy, if you are a stockholder of record and do attend the meeting and wish to vote your shares in person, you still may do so.

Very truly yours,
NKGen Biotech, Inc.
By:
Paul Y. Song
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on [    ]:
Electronic Copies of the Proxy Statement are available at
https://nkgenbiotech.com

NKGen Biotech, Inc.
3001 Daimler St.
Santa Ana, California 92705
(949) 396-6830

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held [    ]

TO THE STOCKHOLDERS OF NKGEN BIOTECH, INC.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of NKGen Biotech, Inc. (the “Company”) will be held at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States, on [    ] at 10:00 a.m. Eastern Time, for the following purposes, as described in the accompanying Proxy Statement:

(1)    To grant discretionary authority to the Board of Directors of the Company (the “Board”) to amend our amended and restated certification of incorporation to effect a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-2 and not greater than 1-for-20, such ratio to be determined by our Board of at any time within twelve months from the date that stockholder approval is obtained, without further approval or authorization of our stockholders.

(2)     To consider and vote upon a proposal to authorize our Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Special Meeting.

Only stockholders of record of the Company at the close of business on January 24, 2025, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 3001 Daimler St. Santa Ana, California 92705 for a period of ten days prior to the Special Meeting. The Special Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting. We reserve the right at any time to cancel the Special Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,
NKGEN BIOTECH, INC.

Santa Ana, California	Paul Y. Song
January [_], 2025	Chief Executive Officer

Page
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1
WHY DID YOU SEND ME THIS PROXY STATEMENT?	1
WHAT PROPOSALS WILL BE ADDRESSED AT THE SPECIAL MEETING?	1
WHO MAY VOTE ON THESE PROPOSALS?	1
HOW MANY VOTES DO I HAVE?	1
WHY WOULD THE SPECIAL MEETING BE POSTPONED?	1
HOW DO I VOTE BY PROXY?	2
HOW DO I VOTE IN PERSON?	2
MAY I REVOKE MY PROXY?	3
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?	3
ARE THERE ANY RIGHTS OF APPRAISAL?	4
WHO BEARS THE COST OF SOLICITING PROXIES?	4
WHERE ARE NKGEN’ PRINCIPAL EXECUTIVE OFFICES?	4
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT NKGEN?	4
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PROPOSAL 1: TO APPROVE AN AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1-FOR-2 TO 1-FOR-20, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS	8
PROPOSAL 2: TO AUTHORIZE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING OR ADJOURNMENT OR POSTPONEMENT THEREOF TO APPROVE THE ABOVE PROPOSAL	16
OTHER PROPOSED ACTION	17
HOUSEHOLDING OF PROXY MATERIALS	17
STOCKHOLDER PROPOSALS AND SUBMISSIONS	18

i

NKGEN BIOTECH, INC.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
To Be Held [    ]

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of NKGen Biotech, Inc., a Delaware corporation, for use at the Special Meeting of NKGen Biotech’s stockholders to be held on [    ] (the “Special Meeting”). The Special Meeting will begin at 10:00 a.m. Eastern Time at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The terms “NKGen,” “Company,” “we,” or “our” refer to NKGen Biotech, Inc.

WHAT PROPOSALS WILL BE ADDRESSED AT THE SPECIAL MEETING?

We will address the following proposals at the Special Meeting:

(1)    To approve an amendment to the Company’s Second Amended and restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-20, as determined by the Board

(2)    To authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve the above proposal.

WHO MAY VOTE ON THESE PROPOSALS?

We will send this proxy statement, the attached Notice of Special Meeting and the enclosed proxy card on or about [    ], 2025, to all stockholders as of January 24, 2025 (the “Record Date”). Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Special Meeting on all matters properly brought before the Special Meeting.

On the Record Date, we had 44,947,588 shares of issued and outstanding common stock entitled to vote at the Special Meeting.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Special Meeting. Cumulative voting is not permitted.

WHY WOULD THE SPECIAL MEETING BE POSTPONED?

The Special Meeting will be postponed if a quorum is not present on [    ]. The presence in person or by proxy of at least a majority of the voting power of the outstanding shares of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Special Meeting.

HOW CAN I ATTEND THE SPECIAL MEETING?

You are entitled to attend the Special Meeting only if you were a NKGen shareholder as of the close of business on January 24, 2025 or you hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the Special Meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date, a copy of the voting instructions provided by your broker, trustee or nominee or other similar evidence of ownership. If you do not provide photo identification or comply with the procedures outlined above upon request, you will not be admitted to the Special Meeting. The Special Meeting is scheduled to begin promptly at 10:00 a.m. Eastern Time on [    ].

HOW CAN I VOTE MY SHARES IN PERSON AND PARTICIPATE AT THE SPECIAL MEETING?

Shares held in your name as the shareholder of record may be voted in person at the Special Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

HOW DO I VOTE WITHOUT ATTENDING THE MEETING?

Vote via Proxy

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

(1)    FOR approval of an amendment to the Company’s Second Amended and restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-20, as determined by the Board

(2)    FOR approval to authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve the above proposal

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this proxy statement.

Vote via Telephone

If you are a stockholder of record, you may call 1 (866) 894-0536, toll-free in the United States, U.S. territories and Canada, and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Time, [    ], 2025 (the day before the Special Meeting). Have your proxy card in hand when you call and then follow the instructions.

Vote via Internet

If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, [    ], 2025 (the day before the Special Meeting). Visit www.cstproxyvote.com and have your proxy card in hand when you access the website and follow the instructions. You will need your control number and Request IDs to vote.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.      You may send in another proxy with a later date.

2.      You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Special Meeting that you are revoking your proxy.

3.      You may vote in person at the Special Meeting.

ABSTENTIONS AND BROKER NON-VOTES

An abstention is (i) the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote, or (ii) selecting, or authoring a proxy holder to select, “abstain” with respect to a proposal on a ballot submitted at the Special Meeting. A broker “non-vote” occurs when a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1:    To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-20, as determined by the Board.

Approval of Proposal 1 requires the affirmative vote of a majority of the votes cast on such matter. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 2:    To authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the above proposals.

The approval of Proposal 2 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

Other Business That Is Properly Brought Before the Special Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our Second Amended and Restated Certificate of Incorporation (the “Charter”) or our Amended and Restated Bylaws (the “NKGen Bylaws”) provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition, our directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. We have engaged Sodali & Co. to assist us in soliciting proxies for the Special Meeting. We expect the fees payable to Sodali & Co. will be approximately $10,000 plus reimbursement of disbursements.

INTEREST OF EXECUTIVE OFFICERS AND DIRECTORS

None of the Company’s executive officers or directors has any interest, except to the extent of their ownership of shares of our common stock or securities exercisable or convertible into shares of common stock, in any of the matters to be acted upon at the Special Meeting.

WHO CAN HELP ANSWER MY QUESTIONS?

If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you may contact our proxy solicitor:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: NKGN.info@investor.sodali.com

WHERE ARE NKGEN’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of NKGen are located at 3001 Daimler St. Santa Ana, California 92705, and our telephone number is (949) 396-6830.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT NKGEN?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The U.S. Securities and Exchange Commission (the “SEC”) maintains a website that contains reports, proxy and information statements and other information regarding companies, including NKGen, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

We also make available on or through our website at https://nkgenbiotech.com, free of charge, our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of the Record Date, regarding beneficial ownership of our common stock by:

•        each of our directors;

•        each of our named executive officers;

•        all directors and officers as a group; and

•        each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes warrants and options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Name of Beneficial Owner(1)	Number of Shares of NKGen Common Stock Beneficially Owned (as defined by the SEC)	Percentage of NKGen Common Stock Beneficially Owned (as defined by the SEC)(13)
Directors and Executive Officers
Paul Y. Song(2)	1,188,868	2.59%
Kathleen Scott(3)	211,556	*
Michael Klowden(4)	211,556	*
James A. Graf(5)	3,645,615	7.24%
Yong Man Kim, Ph.D.(6)	162,157	*
Marco Gottardis(7)	50,000	*
All executive officers and directors after the business combination as a group (6 individuals)	5,469,752	10.52%
Five Percent Holders
NKMAX Co., Ltd.(8)	12,240,612	26.01%
Graf Acquisition Partners IV LLC(9)	2,933,783	7.26%
Meteora Entities(10)	3,637,623	8.10%
BDW Investments LLC(11)	5,320,227	11.21%
CFIC-2015 NV Family Investments, LLC(12)	4,166,666	8.86%

____________

*Less than 1%

(1)     Unless otherwise noted, the business address of each of the following entities or individuals is c/o NKGen Biotech, Inc., 3001 Daimler Street, Santa Ana, California 92705.

(2)     Consists of (i) 170,305 shares of NKGen common stock held directly by Dr. Song, and (ii) 1,018,563 shares of NKGen common stock issuable pursuant to NKGen options that are exercisable within 60 days.

(3)     Consists of 211,556 shares of NKGen common stock issuable pursuant to NKGen options that are exercisable within 60 days.

(4)     Consists of 211,556 shares of NKGen common stock issuable pursuant to NKGen options that are exercisable within 60 days.

(5)     Consists of (i) 2,436,744 shares of NKGen common stock directly held by Graf Acquisition Partners IV LLC (the “Sponsor”), (ii) 6,800 public shares of NKGen common stock held by Mr. Graf, (iii) 4,721,533 shares of NKGen common stock underlying 4,721,533 warrants (the “Private Warrants”) originally issued in a private placement to the Sponsor in connection with the initial public offering of Graf Acquisition Corp. IV (“Graf”) held directly by the Sponsor, (iv) 1,360 shares of NKGen common stock underlying 1,360 warrants originally issued as part of the units in the initial public offering of Graf held directly by Mr. Graf, (v) 523,140 shares of NKGen common stock underlying the 523,140 warrants issued to the Sponsor in connection with the conversion of working capital loans (the “Working Capital Warrants”) held directly by the Sponsor, and (vi) 166,667 shares of NKGen common stock issuable pursuant to NKGen options that are exercisable within 60 days. James A. Graf, the managing member of the Sponsor and the Sponsor’s parent entity, has the sole voting and investment discretion with respect to the founder shares held by the Sponsor. Mr. Graf may be deemed to share voting and dispositive control over the shares held by the Sponsor. Mr. Graf disclaims beneficial ownership over such securities except to the extent of his pecuniary interest therein. The business address of the Sponsor and Mr. Graf is 1790 Hughes Landing Blvd., Suite 400, The Woodlands, TX 77380.

(6)     Consists of (i) 28,384 shares of NKGen common stock held directly by Dr. Kim and (ii) 133,773 shares of NKGen common stock issuable pursuant to NKGen options that are exercisable within 60 days.

(7)     Consists of 50,000 shares of NKGen common stock issuable pursuant to NKGen options that are exercisable within 60 days.

(8)     Consists of (i) 10,120,612 shares of NKGen common stock held of record by NKMAX Co., Ltd. (“NKMAX”), (ii) 1,000,000 shares of NKGen common stock issuable pursuant to the exercise of warrants at an exercise price of $11.50 per share, which were issued pursuant to the Securities Purchase Agreement (as defined below) held directly by NKMAX, and (iii) up to approximately 1,120,000 shares of NKGen common stock issuable pursuant to the conversion of the $10,000,000 aggregate principal amount of 5.0% / 8.0% Convertible Senior Notes due 2027 (the “Senior Convertible Notes”), which have a conversion price of $10.00 per share, that were issued in a private placement pursuant to the securities purchase agreement dated September 15, 2023 (the “Securities Purchase Agreement”) held directly by NKMAX, calculated based on the principal amount of the Senior Convertible Notes, and all accrued and unpaid and yet to be accrued amounts of PIK interest under the Senior Convertible Notes within 60 days. NKMAX is currently undergoing bankruptcy proceedings and the Seoul Bankruptcy Court has granted Mr. Jongbum Lee, as receiver, authority over the management and disposition of NKMAX’ assets, including any shares owned by NKMAX. Mr. Lee therefore may be deemed to have voting and dispositive power with respect to the shares of NKGen common stock held by record by NKMAX. Mr. Lee disclaims beneficial ownership over such securities. The business address of NKMAX is 1F/6F, SNUH Healthcare Innovation Park, 172, Dolma-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, 13605, Republic of Korea.

(9)     Represents (i) 2,082,507 shares of NKGen common stock directly held by the Sponsor, (ii) 757,942 shares of NKGen common stock underlying 757,942 Private Warrants held directly by the Sponsor, and (iii) 93,334 shares of NKGen common stock underlying the 93,334 Working Capital Warrants held directly by the Sponsor. James A. Graf, the managing member of the Sponsor and the Sponsor’s parent entity, has the sole voting and investment discretion with respect to the founder shares held by the Sponsor. The business address of the Sponsor is 1790 Hughes Landing Blvd., Suite 400, The Woodlands, Texas 77380.

(10)   Represents (i) 1,357,194 shares of NKGen common stock owned by Meteora Select Trading Opportunities Master, LP, (ii) 1,840,276 shares of NKGen common stock owned by Meteora Capital Partners, LP and (iii) 440,153 shares of NKGen common stock owned by Meteora Strategic Capital LLC. Meteora Capital, LLC (“Meteora Capital”) serves as investment manager to Meteora Select Trading Opportunities Master, LP (MSTO), Meteora Capital Partners, LP (MCP) and Meteora Strategic Capital, LLC (MSC). Voting and investment power over the shares held by MSTO, MCP and MSC resides with its investment manager, Meteora Capital. Mr. Vik Mittal serves as the managing member of Meteora Capital and may be deemed to be the beneficial owner of the shares held by such entities. Mr. Mittal, however, disclaims any beneficial ownership of the shares held by such entities. The business address of Meteora Entities is 1200 N Federal Hwy, Ste 200, Boca Raton, FL 33432.

(11)   Consists of (i) approximately 2,797,661 shares of NKGen common stock issued as consideration under the Equity and Business Loan, and (ii) up to 2,500,000 shares of NKGen common stock issuable pursuant to the potential conversion of the BDW Secured Note held directly by BDW Investments LLC. Excludes 1,000,000 shares of NKGen common stock (subject to anti-dilution adjustment) issuable upon the potential exercise of the BDW Warrants which contain a 4.99% beneficial ownership blocker. Mr. Win Sheridan serves as the manager of BDW Investments LLC and may be deemed to be the beneficial owner of the securities held by such entity. Mr. Sheridan disclaims any beneficial ownership over such securities except to the extent of his pecuniary interest therein. The business address of BDW Investments LLC is 12505 Park Potomac Avenue, Suite 400, Potomac, MD 20854.

(12)   Consists of 4,166,666 shares of NKGen common stock, comprised of (i) 2,083,333 shares of common stock issued as consideration in connection with the securities purchase agreement dated August 7, 2024 (the “CFIC SPA”) and (ii) 2,083,333 shares of common stock issuable as consideration upon the potential exercise by the Reporting Person of its option (the “CFIC Option”) to purchase additional notes (the “CFIC Additional Notes”) pursuant to that certain letter agreement, dated August 7, 2024, entered into by the Reporting Person and NKGen in connection with the CFIC SPA. Excludes, due to certain beneficial ownership blockers of 4.99% or greater, (i) 2,750,000 shares of NKGen common stock (subject to anti-dilution adjustment) issuable upon the potential exercise of the warrants issued pursuant to the CFIC SPA, (ii) 2,750,000 shares of NKGen common stock (subject to anti-dilution adjustment) issuable upon exercise of warrants that would be issued upon the Reporting Person’s exercise of the CFIC Option to purchase the CFIC Additional Notes, (iii) 1,540,000 shares of NKGen common stock which would be issued upon conversion of the CFIC Additional Notes and (iv) 12,320,000 shares of NKGen common stock issuable upon the conversion of the 12% unsecured promissory note entered into pursuant to the CFIC SPA beneficial ownership blockers. Andrew Cherng and Peggy Cherng together own 100% of the voting interests of CFIC-2015 NV Family Investments, LLC. The principal business office of the Reporting Persons is: 1120 N. Town Center Drive, Suite 150, Las Vegas, Nevada 89144.

(13)   Percentage of beneficial ownership for each reporting person is calculated, on a per-reporting person basis, by dividing their beneficial ownership by the sum of (i) the total number of shares outstanding as of the Record Date and (ii) the total number of shares which the Reporting Person has the ability to acquire within the next 60 days.

PROPOSAL 1:
APPROVAL OF AN AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1-FOR-2 TO 1-for-20, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS

We are asking stockholders to approve a proposed amendment to our certificate of incorporation to implement, at the discretion of the Board at any time prior to the one-year anniversary of the Meeting, a reverse stock split of the outstanding shares of common stock in a range of not less than 1-for-2 shares and not more than 1-for-20 shares, with the exact ratio to be determined by our Board of Directors at its discretion without further approval or authorization of our stockholders (the “Reverse Stock Split”). The Board may effect only one reverse stock split as a result of this authorization.

The Board has unanimously approved and declared advisable the Reverse Stock Split and recommended that our stockholders approve an amendment to our certificate of incorporation to effect this proposal. The text of the proposed form of Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation, which we refer to as the “Stock Split Amendment”, is attached hereto as Appendix A.

We are proposing that our Board have the discretion to select the Reverse Stock Split ratio from within a range between and including 1-for-2 to 1-for-20, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement.” We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split.

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but must be implemented at any time within twelve months following the date of stockholder approval.

If this proposal is approved, the Company, at its discretion, will file the Certificate of Amendment, setting forth the Reverse Stock Split ratio determined by the Board, with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective 4:01 p.m., Eastern Time, on the date of filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later time and/or date as is set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Certificate of Amendment to effect the Reverse Stock Split, at such ratio determined by the Board, is in the best interests of our Company and stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “— Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement” below. We expect that the primary focus of the Board in determining whether or not to file the Certificate of Amendment will be whether we will be able to obtain and maintain a continued price of at least $1.00 per share of our common stock on The Nasdaq Global Market without effecting the Reverse Stock Split.

Reasons for Effecting the Reverse Stock Split

To maintain our listing on The Nasdaq Global Market.

As previously disclosed on September 27, 2024, on September 23, 2024, the Company received a deficiency letter from the Nasdaq Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock has been below the minimum $1.00 per share required for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) (“Rule 5450(a)(1)”).

The Nasdaq deficiency letter has no immediate effect on the listing of the Company’s common stock, and its common stock will continue to trade on The Nasdaq Global Market under the symbol “NKGN” at this time.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has until March 24, 2025, to regain compliance with Rule 5450(a)(1). If at any time before March 24, 2025, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Staff will provide written confirmation that the Company has achieved compliance. On January [    ], 2025, the Company’s common stock closed at $[    ].

If the Company does not regain compliance with Rule 5450(a)(1) by March 24, 2025, the Company may be afforded a second 180 calendar day period to regain compliance. To qualify, the Company would be required to transfer to The Nasdaq Capital Market and meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the minimum bid price requirement. In addition, the Company would be required to notify Nasdaq of its intent to cure the deficiency during the second compliance period. If the Staff concludes that the Company will not be able to cure the deficiency, or if the Company does not regain compliance with the minimum bid price requirement within such additional 180 calendar day compliance period, the Staff will provide written notification to the Company that the Company’s common stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Nasdaq Hearings Panel (“Panel”). However, there can be no assurance that, if the Company receives a delisting notice and appeals the delisting determination by the Staff to Panel, such appeal would be successful.

The Company intends to actively monitor the closing bid price for its common stock and will consider available options to resolve the deficiency and regain compliance with Rule 5450(a)(1). However, there can be no assurance that the Company will be able to regain compliance with the minimum bid price requirement or that the Staff will grant the Company a further extension of time to regain compliance, if applicable.

As such, the Board believes that it is prudent to seek stockholder approval for the Reverse Stock Split for the purpose of remaining in compliance with the Bid Price Rule, which the Company may or may not implement depending on the closing bid price of its common stock.

The Board has considered the potential harm to us and our stockholders if Nasdaq delists our common stock from Nasdaq. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Markets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

To potentially improve the marketability and liquidity of our common stock.    Our Board of Directors believes that the increased market price of our common stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock.

•        Stock Price Requirements:    We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low- priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our common stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•        Stock Price Volatility:    Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•        Transaction Costs:    Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Improve the Perception of Our Common Stock as an Investment Security.    The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our common stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

Employee Retention.    The Board believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on Nasdaq. Accordingly, the Board believes that maintaining Nasdaq listing qualifications for our Common Stock, can help attract, retain, and motivate employees and members of our Board.

Comply with Affirmative Covenants.    Some of the Company’s financing arrangements require that the Company use its reasonable best efforts to maintain the listing of its common stock on the Nasdaq Global Market or Nasdaq Capital Market. Thus, the Board believes that effecting the Reverse Stock Split will not only help the Company in its intention to remain listed on Nasdaq, but also, as a result, help the Company maintain compliance with its obligations under certain financing arrangements.

Certain Risks Associated with the Reverse Stock Split

Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our common stock to meet Nasdaq’s minimum stock price standards. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The Reverse Stock Split will reduce the number of outstanding shares of our common stock without reducing the number of shares of available but unissued common stock, which will also have the effect of increasing the number of shares of common stock available for issuance. The issuance of additional shares of our common stock may have a dilutive effect on the ownership of existing stockholders. The current economic environment in which we operate, the debt we carry, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.

The Reverse Stock Split may decrease the liquidity of our common stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Split.

Recent amendments to Nasdaq rules further provide that a company that has received a notice of failure to meet the continued listing requirement for the Bid Price Rule will not be considered to have regained compliance with the Bid Price Rule if the company takes an action to achieve compliance and that action results in the company’s security falling below the numeric threshold for another listing requirement without regard to any compliance periods otherwise available for that other listing requirement. In such event, the company will continue to be considered non-compliant until both: (i) the other deficiency is cured and (ii) thereafter the company meets the Bid Price Rule for a minimum of 10 consecutive business days, unless extend in the Staff’s discretion.

The Reverse Stock Split may result in some stockholders owning “Odd Lots” that may be more difficult to sell or require greater transaction costs per share to sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split may lead to a decrease in our overall market capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement

In determining which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of Proposal 1, our Board may consider, among other things, various factors, such as:

•        The historical trading price and trading volume of our common stock;

•        The then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short-and long-term;

•        Our ability to maintain our listing on The Nasdaq Global Market;

•        Which Reverse Stock Split ratio would result in the least administrative cost to us;

•        Prevailing general market and economic conditions; and

•        Whether and when our Board of Directors desires to have the additional authorized but unissued shares of common stock that will result from the implementation of a Reverse Stock Split available to provide the flexibility to use our common stock for business and/or financial purposes, as well as to accommodate the shares of our common stock to be authorized and reserved for future equity awards.

The Company cannot effect a Reverse Stock Split in any ratio which would cause the number of publicly held shares of our common stock to be less than 1,100,000 shares, if our common stock is listed on the Nasdaq Global Market or less than 500,000 shares, if listed on the Nasdaq Capital Market, which are the minimums required for continued listing on those markets.

Effects of Reverse Stock Split

After the effective date of the Reverse Stock Split, each stockholder will own a reduced number of shares of common stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our common stock will not be affected by a Reverse Stock Split (other than as a result of the rounding up in lieu of issuing fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the rounding up in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

•        Depending on the Reverse Stock Split ratio selected by the Board, each 2 to 20 shares of our common stock owned by a stockholder will be combined into one new share of our common stock;

•        By effectively condensing a number of pre-split shares into one share of common stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. The Board may utilize the Reverse Stock Split as part of its plan to maintain the required minimum per share price of the common stock under the Nasdaq listing standards;

•        By reducing the number of shares outstanding without reducing the number of shares of common stock authorized for issuance, the Reverse Stock Split will increase the number of shares of common stock available for issuance. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions;

•        No fractional shares of common stock will be issued in connection with the Reverse Stock Split; instead, stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of common stock to round up to the next whole post-Reverse Stock Split share of common stock;

•        The total number of authorized shares of our common stock will remain at 500,000,000;

•        The total number of authorized shares of our preferred stock will remain at 10,000,000;

•        Based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

•        The number of shares then reserved for issuance under our equity incentive plans will generally be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

After the effective date of the Reverse Stock Split, our common stock would have a new committee on uniform securities identification procedures number, or CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be listed on The Nasdaq Global Market under the symbol “NKGN” immediately following the Reverse Stock Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 4:01 p.m., Eastern Time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date and time as is set forth in the Certificate of Amendment, which date we refer to in this Proposal 1 as the “Reverse Split Effective Date.” At the effective time on the Reverse Split Effective Date, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our common stock in accordance with the Reverse Stock Split ratio determined by our Board within the limits set forth in this Proposal 1 and stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of common stock to round up to the next whole share.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value of our common stock would remain unchanged at $0.0001 per share, if the Reverse Stock Split is effected.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.0001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of common stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and our stockholders.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed amendment to our Second Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our common stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, tax-exempt organizations or governmental organizations, U.S. expatriates and former citizens or long-term residents of the United States, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Reverse Stock Split.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our common stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split is intended to be treated as a non-taxable “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization:

•        No gain or loss generally will be recognized by us as a result of the Reverse Stock Split.

•        A U.S. Holder who receives solely a reduced number of shares of common stock pursuant to the Reverse Stock Split generally will recognize no gain or loss. As described above under “Effects of Reverse Stock Split”, a U.S. Holder who otherwise would be entitled to receive fractional shares will be automatically entitled to receive an additional fraction of a share of common stock to round up to the next whole post-split share. The U.S. federal income tax treatment of the receipt of such a fractional share in a Reverse Stock Split is not clear. It is possible that the receipt of such an additional fraction of a share of common stock may be treated as a distribution taxable as a dividend or as an amount received in exchange for common stock. We intend to report the issuance of such an additional fraction of a share of common stock in the Reverse Stock Split as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

•        A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares generally will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares.

•        A U.S. Holder’s holding period in our stock received in the Reverse Stock Split generally will include the U.S. Holder’s holding period of the pre-Reverse Stock Split shares exchanged.

•        For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to cancel the Special Meeting and not submit Proposal 1 for stockholder approval. The Board of Directors further reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Special Meeting.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting.

Approval of Proposal 1 will require votes cast for the Reverse Stock Split Proposal exceed the votes cast against such proposal, assuming the presence of a quorum and if the shares of common stock meet the listing requirement of the national securities exchange on which they are listed relating to the minimum number of holders immediately after the reverse stock split amendment becomes effective.

Proposal 1 is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on Proposal 1 by such bank, broker or other holder of record. Abstentions and broker non-votes (if any) will have no effect on the approval of this Proposal 1. Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1-FOR-2 TO 1-FOR-20, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS.

PROPOSAL 2:
AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the above proposals, one or more of our proxy holders may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve the above proposals. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Special Meeting and any adjourned session of the Special Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat any or all of the above proposals, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 60 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal. The Board recommends that stockholders vote FOR the approval to authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the above proposals.

OTHER PROPOSED ACTION

Our Board does not intend to bring any other matters before the Special Meeting, nor does it know of any matters which other persons intend to bring before the Special Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to NKGen Biotech, Inc., 3001 Daimler St. Santa Ana, California 92705, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

In order to be eligible for inclusion in our proxy statement and form of proxy for our 2025 annual meeting of stockholders, a proposal of a stockholder, including the submission of a stockholder nominee for election to our Board of Directors, must be received at our principal executive offices located in Santa Ana, California no later than May 30, 2025. For any proposal that a stockholder wishes to propose for consideration at the 2025 annual meeting but does not wish to include in the proxy materials for that meeting, NKGen Bylaws require a notice of the proposal to be delivered not later than the close of business on the 90th day, nor earlier than the 120th day, prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that the annual meeting is more than 30 days prior to or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the annual meeting and not later than the later of (x) the close of business on the 90th day before the annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. The notice of the proposal also must comply with the content requirements for such notices set forth in NKGen Bylaws.

Whether or not you expect to be present at the Special Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Special Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors
NKGEN BIOTECH, INC.

Paul Y. Song
Chief Executive Officer

Santa Ana California
January [_], 2025

ANNEX A

PROPOSED FORM OF REVERSE STOCK SPLIT CHARTER AMENDMENT

Annex A-1

CERTIFICATE OF AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF NKGEN BIOTECH, INC.

NKGEN BIOTECH, INC. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.      The name of the Company is NKGen Biotech, Inc. The Certificate of Incorporation of the Company was originally filed with the Secretary of State of the State of Delaware on January 28, 2021, amended and restated on May 20, 2021, amended on May 23, 2023, amended on September 27, 2023 and amended and restated on September 29, 2023 (as amended and restated, the “Certificate of Incorporation”).

2.      Article IV of the Certificate of Incorporation is hereby amended by adding the following Section D:

D.     Upon the filing (the “Effective Time”) of the Certificate of Amendment to this Certificate of Incorporation pursuant to the Section 242 of the DGCL, each [•] ([•]) shares of the Company’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Company or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of Common Stock (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to the Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the Reverse Stock Split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.

3.      This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Corporation.

4.      This Certificate of Amendment shall become effective at 4:01 p.m. Eastern Time on _____, 202__.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this __ day of ______, 202__.

Annex A-2

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: www.cstproxyvote.com
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote
PHONE Call 1 (866) 894-0536
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided
NKGEN BIOTECH, INC.	☐
Special Meeting of Stockholders
For Stockholders of record as of January 24, 2025

TIME: [    ], at 10:00 a.m. Eastern Time
PLACE: Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Paul Y. Song (the “Named Proxy”) as proxy with the power to appoint his or her substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NKGen Biotech, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on [    ] and any adjournment or postponement thereof. Further instructions on how to attend and vote at the Special Meeting of Stockholders are contained in the Proxy Statement in the sections titled “How Do I Vote by Proxy” and “How Do I Vote in Person”.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS SPECIFIED IN THE PROXY STATEMENT. THE NAMED PROXY IS AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

NKGen Biotech, Inc.
Special Meeting of Stockholders

Please make your marks like this:	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1 and 2
	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS
1.

To approve a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-2 and not greater than 1-for-20, such ratio to be determined by our Board at any time within 12 months from the date of stockholder approval, without further approval or authorization of our stockholders

		FOR ☐	AGAINST ☐	ABSTAIN ☐	FOR
2.

To authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the above proposals

		FOR ☐	AGAINST ☐	ABSTAIN ☐	FOR

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED PRE-PAID ENVELOPE.

Please sign exactly as your name or name(s) appears on this Proxy Card. If held in joint tenancy, all persons should sign individually. If signing as a fiduciary or attorney, please give your exact title. Corporations should provide the full name of the corporation and the title of the authorized officer signing the Proxy/Vote Form.

Signature (and title, if applicable)	Date	Signature (if held jointly)	Date